UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): December 2, 2004

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona (Address of principal executive offices)	85012 (Zip Code)

Registrant’s Telephone Number, Including Area Code:	(602) 265-9200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On December 2, 2004, CSK Auto Corporation issued a press release reporting financial results for its third quarter and thirty-nine weeks ended October 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information contained in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 7.01 Regulation FD Disclosure

On December 2, 2004, CSK Auto Corporation issued a press release reporting financial results for its third quarter and thirty-nine weeks ended October 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information contained in this Item 7.01 and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

(c) The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

99.1	Press release issued December 2, 2004, of CSK Auto Corporation.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

By:	/s/ DON W. WATSON

Don W. Watson Senior Vice President Chief Financial Officer

DATED: December 2, 2004

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